Exhibit 10.33

SECOND AMENDED AND RESTATED
PROMISSORY NOTE

$15,000,000.00	December 21, 2021

FOR VALUE RECEIVED, the undersigned, SOUTHERN FIRST BANCSHARES, INC., a South Carolina corporation (the “Borrower”), promises to pay to the order of SOUTHSTATE BANK, N.A., a national banking association formerly known as CenterState Bank, National Association (the “Lender”), in lawful money of the United States of America and in immediately available funds, the principal amount of FIFTEEN MILLION AND 00/100 DOLLARS ($15,000,000.00), or such lesser principal amount, as may then constitute the unpaid aggregate principal amount of the Loan made by the Lender to the Borrower pursuant to the Loan and Security Agreement (defined herein below) on each designated installment payment date provided in the Loan Agreement, the “Maturity Date” (as defined in the Loan Agreement). This Second Amended and Restated Promissory Note (the “Note”) amends and restates, and is not a novation of, that certain the Amended and Restated Promissory Note dated June 29, 2020 by the Borrower payable to the Lender which amended and restated that certain Promissory Note dated as of June 30, 2017 by the Borrower payable to the Lender. This Note represents a secured revolving of credit loan and may revolve; thus, any and all sums advanced hereunder may be repaid and re-borrowed subject to the terms and conditions hereof and of the Loan Agreement (as defined below).

The Borrower further agrees to pay interest, in like money, on the unpaid principal amount owing hereunder from time to time on the dates and at the rates and at the times specified in Section II, A of the Loan Agreement, and after the occurrence of an Event of Default, as otherwise specified in the Loan Agreement.

If any payment of this Note becomes due and payable on a day other than a business day, the maturity thereof shall be extended to the next succeeding business day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

This Note is the “Note” referred to in that certain Loan and Security Agreement, dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”), by and between the Borrower and the Lender. This Note is subject to, and entitled to, all provisions and benefits of the Loan Agreement (including all indemnities contained therein) and is subject to optional and mandatory prepayment in whole or in part as provided therein. Capitalized terms used herein and not otherwise defined shall have the respective meanings given such terms in the Loan Agreement. The Loan Agreement, among other things, provides for the making of a loan by the Lender to Borrower from time to time in an amount not to exceed at any time outstanding the dollar amount first above mentioned.

Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Loan Agreement, the Lender or any other holder of this Note shall have the right, in addition to its rights under applicable law and the Loan Agreement, to take any and all of the following actions, to enforce its claims against Borrower: (a) declare the Loan immediately due and payable without presentment, demand, protest or any other action or obligation of the Lender; and (b) immediately terminate any commitment to fund additional sums under the Loan Agreement.

This Note shall be entitled to the benefits of the Loan Agreement and to the other Loan Documents (to the extent and with the effect as therein defined and provided).

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Second Amended and Restated Promissory Note

SOUTHERN FIRST BANCSHARES, INC.

THE BORROWER ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN THE BORROWER AND THE LENDER WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT. ACCORDINGLY, BY EXECUTION OR ACCEPTANCE HEREOF, AS THE CASE MAY BE, THE LENDER AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE BORROWER ARISING OUT OF THIS NOTE OR ANY OTHER LOAN DOCUMENT OR IN CONNECTION WITH THE COLLATERAL OR ANY LIEN OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE BORROWER AND THE LENDER OF ANY KIND OR NATURE.

THE BORROWER AND THE LENDER EACH HEREBY AGREE THAT THE CIRCUIT COURT IN AND FOR POLK COUNTY, FLORIDA AND THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF FLORIDA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWER AND THE LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS NOTE, THE LOAN AND SECURITY AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM OR THE COLLATERAL. THE BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE LENDER FOR THE ENFORCEMENT BY THE LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

Second Amended and Restated Promissory Note

SOUTHERN FIRST BANCSHARES, INC.

IN WITNESS WHEREOF, the undersigned hereby executes this Amended and Restated Promissory Note under seal as of the date written above.

“BORROWER”

SOUTHERN FIRST BANCSHARES, INC.,
a South Carolina corporation

	By:	/s/ Michael D. Dowling
Michael D. Dowling, Chief Financial Officer

(CORPORATE		SEAL)

ATTACHMENT TO PROMISSORY NOTE

STATE OF SOUTH CAROLINA

COUNTY OF GREENVILLE

I HEREBY CERTIFY THAT on this______ day of December, 2021, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared Michael D. Dowling, as the Chief Financial Officer of SOUTHERN FIRST BANCSHARES, INC., a South Carolina corporation, who is Personally known_____OR Produced identification______- Type of identification produced_____________________, and is the person who executed the attached Promissory Note, dated December 21, 2021 in the principal amount of FIFTEEN MILLION AND 00/100 DOLLARS ($15,000,000.00) on behalf of the company, and acknowledged before me that he executed the same.

____________________________________

Print Name: __________________________

Notary Public Serial Number: ____________

Notary Expiration Date:_________________